UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2005

MEDTOX SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 17, 2005, MEDTOX Scientific, Inc. held its quarterly conference call and announced results for the third quarter ended September 30, 2005, as described in the conference call script attached as Exhibit 99.1.

2

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.

(b)	Proforma financial information. Not applicable.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. conference call script dated October 17, 2005.

3
SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date: October 17, 2005	By: /s/ Richard J. Braun
Name: Richard J. Braun
Title: Chief Executive Officer

4

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. conference call script dated October 17, 2005.

5